UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 8, 2017

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2017, Digital Power Corporation, a California corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchaser 150,000 shares of restricted common stock of the Company (the “Restricted Shares”) and a 10% Original Issue Discount Convertible Debenture for a purchase price of $500,000 with a principal face amount of $550,000 (the “Debenture”). The Company and the Purchaser expect to consummate the closing (the “Closing”) as promptly as possible after the transaction contemplated by the Purchase Agreement has received approval from the NYSE American. The Company and the Purchaser entered into the Purchase Agreement pursuant to an understanding reached on November 22, 2017.

10% Original Issue Discount Debentures

The Debenture has a term of eight months, bear interest at 5% per year and the principal of the Debenture and interest earned thereon may be converted into shares of common stock at $0.60 per share, subject to adjustments for lower priced issuances, stock splits, stock dividends, combinations or similar events. In the event that the Company consummates any debt or equity financing with gross proceeds to the Company equal to or greater than $7,500,000, then the Company shall prepay to the holder in cash 110% of the outstanding principal amount of the Debenture and any accrued and unpaid interest if the closing of such transaction occurs within ninety days from the original issue date of the Debenture, and the Company shall prepay to the holder in cash 115% of the outstanding principal amount of the Debenture and any accrued and unpaid interest if the Closing of such transaction occurs between 91 days from the original issue date and the maturity date of the Debenture. The Company has the option to prepay all amount owed under the Debenture in cash at a rate of 110% within 90 days from the original issue date and 115% from 91 days from the original issue date through the maturity date. The Company shall not issue any shares of common stock upon conversion of the Debenture if the issuance of such shares, when aggregated with the Restricted Shares, would exceed 3,138,479 shares of common stock, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the NYSE American for issuances of common stock in excess of such amount. The Debenture contains a 4.99% beneficial ownership limitation, which may be increased at the holder’s option to up to 9.99% with 61 days written notice. Further, until the earlier of repayment or conversion, the Company shall not enter into a variable rate transactions.

The Debenture contains standard and customary events of default including, but not limited to, failure to make payments when due under the Debenture, failure to comply with certain covenants contained in the Debenture, or bankruptcy or insolvency of the Company. Upon an event of default, 150% of the outstanding principal amount of the Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder's election, immediately due and payable in cash or in shares of common stock.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission covering the Restricted Shares and the shares of common stock underlying the Debenture within 30 days of the Closing. The Company has agreed to use its best efforts to have the registration statement declared effective within 60 days of the Closing date. If the Company is unable to meet its obligations under the Registration Rights Agreement, on such date of failure or breach and on each monthly anniversary thereof if not cured by such date, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the subscription amount paid pursuant to the Purchase Agreement. Subsequent to the 90th day from such date of failure or breach, the 1% penalty shall increase to 2%, with an aggregate cap of 20% per year. If the Company fails to pay any partial liquidated damages within seven days after the date payable, the Company will pay interest thereon at a rate of 18% (or such lesser maximum amount that is permitted to be paid by applicable law).

The foregoing are only brief descriptions of the material terms of the Purchase Agreement, Debenture and Registration Rights Agreement, the forms of which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Restricted Shares, Debentures and the Warrant described in this Current Report on Form 8-K were offered and sold in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and, with respect to the Restricted Shares and Debentures, Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of 10% Original Issue Discount Debenture
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Power Corporation a California corporation

Dated: December 8, 2017	/s/ Milton C. Ault, III
Milton C. Ault, III Executive Chairman

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